UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07626 )

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2013

Date of reporting period May 1, 2012 – October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMO

Putnam Municipal Opportunities Trust

Semiannual report 10|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	18

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address a significant challenge: taxes on your investment income. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, the fund’s managers must conduct additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the managers continue to monitor developments that affect the overall bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

4	Municipal Opportunities Trust

Interview with your fund’s portfolio manager

Putnam Municipal Opportunities Trust posted gains during the first half of its fiscal year. How would you describe the investment environment?

The past six months marked a solid period for both municipal bonds and the fund. For much of the period, interest rates trended lower as investors focused on the possibility of a deteriorating situation in the European sovereign debt markets and a slowing economy in the United States. This downward trend in rates helped bond markets in general, as bond prices move in the opposite direction of rates. Meanwhile, the introduction in September of a third round of bond-buying by the U.S. Federal Reserve — known as “QE3” — kept downward pressure on longer-dated bonds. Technical factors were also a tailwind for investors, as strong market demand continued to outpace supply, particularly since many municipal issuers have been taking advantage of today’s low prevailing interest rates by refunding existing debt.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark during the past six months, although it trailed the average return of its Lipper peer group.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

Municipal Opportunities Trust	5

What has the default picture looked like in the municipal bond market?

Bankruptcy filings continued to capture headlines during the past six months, with three California cities — Mammoth Lakes, San Bernardino, and Stockton — all filing for protection in recent months. While these developments captured media attention, it’s important to put them in context. Through the end of September 2012, $3.3 billion of the $3.7 trillion municipal bond market had defaulted, representing about 0.09% of the overall market. On an annualized basis, this figure is in line with the 10-year average annual default rate, and represents a marked decline from 2011’s annual cumulative default rate.

Looking ahead, we believe defaults are likely to remain in line with historical averages. That said, we also believe it’s likely that certain cities or counties will continue to capture headlines as we close out 2012 and begin 2013 as a number of municipalities work to find their fiscal footing; additional bankruptcy filings are certainly a possibility.

What effect have potential policy changes had on the tax-exempt bond market?

As the 2012 presidential election race heated up, there was more discussion about tax reform and federal spending levels. With President Obama having been reelected for a second term, we believe an across-the-board reduction in individual rates is now highly unlikely. Tax rates, of course, represent one component of the broader “fiscal cliff” looming at the start of 2013. Without additional legislation, the so-called Bush-era tax cuts will expire and federal funding will automatically be sequestered — per last year’s debt ceiling negotiations — beginning January 1, 2013. The Congressional Budget Office estimates that the combined effect of the spending cuts

Credit qualities are shown as a percentage of the fund’s portfolio market value as of 10/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

6	Municipal Opportunities Trust

and tax hikes could negatively impact GDP anywhere from –2% to –4%. With the U.S. economy growing at a rate of only about 2% a year, that level of decline obviously would be detrimental. Lawmakers are keenly aware of the issues, and our belief is that Congress will likely act sometime before the end of the year. The market is hopeful that an extension deal can be reached before January, and a longer-term solution to debt levels may be addressed in the first part of 2013.

All told, it’s difficult to gauge the net effect of this policy uncertainty. To date, the performance of the municipal bond market has been quite strong despite the uncertainty related to the fiscal cliff. As always, we are monitoring the political situation closely, and believe that, given the less-than-certain environment going forward, our funds are well positioned for helping investors pursue diverse tax-free income opportunities.

How are states’ finances faring today?

We have definitely seen improvement across the board. The National Conference of State Legislatures recently reported that for the first time since 2008, more than half of the states are projected to finish their fiscal years with positive balances — an encouraging trend. That said, stresses continue to exist at the local level, where many states have lowered expenses by reducing their financial support. Moreover, should the economy begin to decelerate and growth begin to stall, that would almost certainly negatively affect municipal finances, we believe. With this in mind, we are taking a somewhat

Top ten state allocations are shown as a percentage of the fund’s portfolio market value as of 10/31/12. Investments in Puerto Rico represented 4.1% of portfolio value. Holdings will vary over time. State concentrations listed in the portfolio schedule in the Financial Statements section of this shareholder report are inclusive of tender option bonds and exclusive of any interest accruals, and may differ from the summary information above.

Municipal Opportunities Trust	7

cautious view on the outlook for local general obligation bonds overall.

How did you position the portfolio during the fund’s fiscal year?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held overweight positions in A-rated and Baa-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, including those of hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its fiscal year.

On the other hand, our slightly short duration positioning was an overall detractor from performance relative to our Lipper peers. Also, an underweight position in non-rated municipal bonds hampered relative performance for the fund as well.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio market value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8	Municipal Opportunities Trust

During the reporting period, the fund reduced its distribution rate. What was driving that decision?

In September, the fund reduced its distribution rate from $0.0663 to $0.0559 per share. With heightened refinancing activity and interest rates on newer bonds paying lower coupons, the income offered in today’s municipal bond universe is generally lower, and the reduced distribution rate reflects that change.

What is your outlook for the months ahead?

We continue to be optimistic on the outlook for municipal bonds, given strong market technicals, and maintain our overweight position in essential-service revenue bonds. While spreads are well off their wides, they remain attractive. Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. Like most asset classes, the municipal market will likely be more heavily influenced by the fiscal cliff the closer we get to January 1, as market participants look to Washington, D.C., for clues about a short-term extension of tax rates, the sequestration of funding, the debt ceiling, and the potential for broader tax reform in 2013. All of these factors could impact the value of municipal bonds’ tax exemption, the availability of those bonds, and the transfer of federal dollars to state and local municipalities, and therefore credit quality.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Municipal Opportunities Trust	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/12

				Lipper General &
				Insured Municipal
				Debt Funds
			Barclays Municipal	(leveraged closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund
(since 5/28/93)	6.65%	6.28%	5.78%	6.54%

10 years	100.72	110.17	66.60	97.28
Annual average	7.22	7.71	5.24	6.99

5 years	45.80	63.84	33.96	45.32
Annual average	7.83	10.38	6.02	7.73

3 years	39.96	49.04	21.95	41.23
Annual average	11.86	14.23	6.84	12.17

1 year	17.77	22.03	9.03	18.77

6 months	6.78	8.81	3.34	7.15

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/12, there were 75, 75, 74, 72, 66, and 39 funds respectively, in this Lipper category.

10	Municipal Opportunities Trust

Fund price and distribution information For the six-month period ended 10/31/12

Distributions — Common shares

Number		6

Income [1]		$0.377

Capital gains [2]		—

Total		$0.377

	Series B		Series C
Distributions — Preferred shares	(3,417 shares)		(3,737 shares)

Income [1]	$34.95		$34.86

Capital gains [2]	—		—

Total	$34.95		$34.86

Share value	NAV		Market price

4/30/12	$12.97		$12.70

10/31/12	13.46		13.43

Current yield (end of period)

Current dividend rate [3]	4.98%		4.99%

Taxable equivalent [4]	7.66		7.68

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35.00% federal tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	6.64%	6.21%

10 years	92.97	92.27
Annual average	6.79	6.76

5 years	45.49	59.33
Annual average	7.79	9.76

3 years	35.09	40.93
Annual average	10.55	12.12

1 year	16.44	20.18

6 months	7.91	8.58

Municipal Opportunities Trust	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12	Municipal Opportunities Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2012, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2012, up to 10% of the fund’s common shares outstanding as of October 7, 2012.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Municipal Opportunities Trust	13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

14	Municipal Opportunities Trust

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 5th quintile in total expenses as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for

Municipal Opportunities Trust	15

the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

16	Municipal Opportunities Trust

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General & Insured Municipal Debt Funds (leveraged closed-end)) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 83, 80 and 80 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Municipal Opportunities Trust	17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Municipal Opportunities Trust

The fund’s portfolio 10/31/12 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	SGI Syncora Guarantee, Inc.
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are
FRB Floating Rate Bonds: the rate shown	floating-rate securities with long-term maturities, that
is the current interest rate at the close of	carry coupons that reset every one or seven days. The
the reporting period.	rate shown is the current interest rate at the close of
the reporting period.

MUNICIPAL BONDS AND NOTES (137.1%)*	Rating**	Principal amount	Value

Alabama (0.1%)
Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
5.8s, 5/1/34	BBB	$750,000	$843,330

			843,330
Arizona (3.4%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	3,025,000	3,108,732

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), Ser. A,
6 3/4s, 12/1/26	BBB+/P	380,000	380,657

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,500,000	1,592,520

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	2,125,000	2,270,498

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,400,000	2,850,024

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds,
Ser. A, 5s, 7/1/40	A1	1,000,000	1,102,050

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	800,000	852,480
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,530,083

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	500,000	555,755

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/31	Aa1	3,000,000	3,609,420

Tempe, Indl. Dev. Auth. Lease Rev. Bonds
(ASU Foundation), AMBAC, 5s, 7/1/28	AA/P	500,000	503,790

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,000,000	1,167,640

			19,523,649
California (24.6%)
ABC Unified School Dist. G.O. Bonds, Ser. B,
FGIC, zero %, 8/1/20	Aa3	1,500,000	1,171,470

Bay Area Toll Auth. of CA Rev. Bonds (San
Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	2,500,000	2,762,174

Municipal Opportunities Trust	19

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

California cont.
Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, NATL, FGIC,
zero %, 8/1/23	AA–	$1,000,000	$663,970

CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	A3	2,000,000	2,073,720
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,628,565
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	959,465

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	Baa2	5,000,000	4,716,400
Ser. K, 4 5/8s, 8/1/26	Baa2	2,500,000	2,439,000

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,800,000	1,864,782

CA Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,813,704
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,720,125

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	BBB	850,000	923,049

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	1,000,000	1,044,300

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	12,000,000	15,050,640
5 1/2s, 3/1/40	A1	7,450,000	8,591,787
5s, 4/1/42	A1	4,000,000	4,433,240
5s, 10/1/29	A1	4,000,000	4,500,840

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	1,000,000	1,219,660
Ser. A-1, 6s, 3/1/35	A2	1,600,000	1,900,640
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,575,000	1,694,228
(Capital Projects), Ser. A, 5s, 4/1/29	A2	2,000,000	2,245,420

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	5,250,000	5,263,282

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	2,194,520
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	2,485,000	2,631,491

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	775,000	771,823

Chula Vista COP, NATL, 5s, 8/1/32	A1	4,000,000	4,045,000

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	1,915,000	2,109,219

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	2,250,000	2,599,178

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, zero %, 1/1/28 (Escrowed to maturity)	Aaa	10,000,000	6,740,200

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded 6/1/13)	Aaa	555,000	574,025
Ser. A-1, 5s, 6/1/33	B3	1,050,000	900,239
Ser. S-B, zero %, 6/1/47	CCC+	6,000,000	470,640

20	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

California cont.
Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. D, 5s, 5/15/40	AA	$3,500,000	$3,953,424

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	600,000	642,258

M-S-R Energy Auth. Rev. Bonds, Ser. B,
6 1/2s, 11/1/39	A–	3,000,000	4,224,840

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	6,000,000	7,214,880

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch — No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	902,502

Port of Oakland, Rev. Bonds (Sr. Lien), Ser. P,
5s, 5/1/26	A+	4,000,000	4,574,640

Redwood City, Elementary School Dist. G.O. Bonds,
FGIC, NATL, zero %, 8/1/21	A+	1,990,000	1,466,968

Sacramento Cnty., Arpt. Syst. Rev. Bonds,
5s, 7/1/40	A2	1,350,000	1,494,464

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.), Ser. 97-01
5s, 9/1/20	BB+/P	1,195,000	1,213,415
5s, 9/1/29	BB+/P	1,180,000	1,183,375
5s, 9/1/18	BB+/P	1,030,000	1,049,508

San Bernardino Cnty., COP (Med. Ctr. Fin.),
Ser. A, NATL, 6 1/2s, 8/1/17	Baa2	3,795,000	4,105,507

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	3,750,000	4,093,163

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa2	5,000,000	1,272,500
zero %, 7/1/38	Aa2	5,000,000	1,411,900

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds, 5s, 5/1/28	A1	575,000	680,294

San Juan, Unified School Dist. G.O. Bonds, AGM,
zero %, 8/1/19	Aa2	1,000,000	834,660

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	540,000	540,794

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	A+	1,585,000	1,886,388

Turlock, Irrigation Dist. Rev. Bonds, Ser. A,
5s, 1/1/40	A+	4,000,000	4,331,960

			141,794,236
Colorado (1.7%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	325,000	339,095
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	1,650,000	1,785,564
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	893,903
(Covenant Retirement Cmntys.), Ser. A, 5s, 12/1/27	BBB–	1,100,000	1,186,636

CO Hsg. & Fin. Auth. Rev. Bonds (Single Family
Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A2	1,140,000	1,174,622

Municipal Opportunities Trust	21

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Colorado cont.
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A,
5s, 11/15/28	A1	$550,000	$629,772

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1,
NATL, 5 1/2s, 9/1/24	Baa2	1,250,000	1,361,875

Lower CO River Auth. Rev. Bonds
5 3/4s, 5/15/37	A1	2,350,000	2,551,606
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	A1	50,000	56,667

			9,979,740
Delaware (0.5%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	BBB+	1,100,000	1,235,003

DE State Hsg. Auth. Rev. Bonds (Single Family
Mtge.), Ser. B, zero %, 1/1/40	A3	8,540,000	1,620,294

			2,855,297
District of Columbia (1.9%)
DC Rev. Bonds (Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	3,000,000	3,643,050

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,156,340

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
NATL, 5s, 10/1/28 (Prerefunded 10/1/13)	AA	3,000,000	3,129,360

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds
(First Sr. Lien), Ser. A, 5s, 10/1/39	A2	2,000,000	2,194,120
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	964,923

			11,087,793
Florida (5.0%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	3,000,000	3,688,590

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. Q-2,
5s, 10/1/32	A1	1,100,000	1,224,410

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	2,501,625

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	1,000,000	1,206,370

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s,
10/1/31	A2	1,700,000	1,876,902

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,200,000	4,420,331

Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	600,000	648,492

Lakeland, Retirement Cmnty. 144A Rev. Bonds (1st
Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	354,787

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,500,000	2,791,350

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/40	Aa3	1,500,000	1,646,564

Miami-Dade Cnty., Aviation Rev. Bonds (Miami
Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,396,510

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,090,110

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	1,000,000	1,113,740

South Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. B-1, 5 1/8s, 11/1/13 (In default) †	D/P	2,025,000	668,250

22	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Florida cont.
South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	$1,500,000	$1,595,205

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	CCC/P	440,000	436,102

			28,659,338
Georgia (3.2%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	500,000	638,200
(Hartsfield-Jackson Intl. Arpt.), Ser. A, 5s, 1/1/35	A1	1,250,000	1,402,175

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,488,830

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	1,350,000	1,518,237

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. B, 5 1/4s, 2/15/45	A+	7,500,000	8,195,324

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life
U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,488,998

			18,731,764
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/30	Aa3	300,000	336,585

			336,585
Illinois (7.9%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	4,000,000	4,745,840
Ser. A, 5 5/8s, 1/1/35	A2	1,000,000	1,187,020
(Gen. Sr. Lien), Ser. B, 5s, 1/1/27	A2	2,000,000	2,259,940
(Passenger Fac. Charge), Ser. B, 5s, 1/1/24	A2	2,500,000	2,880,300

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. A, NATL, zero %, 1/1/24	Aa2	1,600,000	1,058,272

IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,500,000	3,008,674
(IL Rush U. Med. Ctr.), Ser. D, 6 5/8s, 11/1/39	A2	1,490,000	1,796,568
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,722,854
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	3,000,000	3,253,980
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22	Aa3	3,775,000	4,228,641

IL State G.O. Bonds
5s, 3/1/34	A2	750,000	823,140
5s, 8/1/21	A2	750,000	870,780

Kendall & Kane Cntys., Cmnty. United School Dist.
G.O. Bonds (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	808,755

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn), NATL, FGIC
zero %, 12/1/21	AA+	1,805,000	1,378,930
zero %, 12/1/21 (Escrowed to maturity)	AA+	145,000	122,031
zero %, 12/1/20	AA+	1,495,000	1,204,940
zero %, 12/1/20 (Escrowed to maturity)	AA+	155,000	135,527

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/30	AAA	15,000,000	6,711,750

Municipal Opportunities Trust	23

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	$4,150,000	$4,963,442

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL
zero %, 4/1/25	A2	1,870,000	1,070,164
zero %, 4/1/21	A2	1,880,000	1,350,987

			45,582,535
Indiana (2.1%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A2	180,000	214,520

IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB	500,000	519,050
(BHI Sr. Living), 5 3/4s, 11/15/41	A–/F	1,000,000	1,113,860
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	A2	4,000,000	4,391,520

IN State Fin. Auth. VRDN, Ser. A-2, 0.24s, 2/1/37	VMIG1	1,500,000	1,500,000

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,375,000	1,569,136
NATL, 5.6s, 11/1/16	Baa2	1,550,000	1,752,105

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGO, 5 3/4s, 10/1/28	Aa3	1,000,000	1,242,190

			12,302,381
Kentucky (0.1%)
Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	290,000	315,943

			315,943
Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	1,950,000	1,949,883

			1,949,883
Maryland (0.2%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	650,000	800,066

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	534,140

			1,334,206
Massachusetts (6.4%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	2,500,000	2,750,400

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	575,000	707,750
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	960,369	836,952
(Carleton-Willard Village), 5 5/8s, 12/1/30	A–	750,000	821,505
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	51,190	34,591
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,241,360
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	4,000,000	4,292,880
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	254,614	3,590

24	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), 5s, 2/1/36	A–	$1,000,000	$1,031,540

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion Energy
Brayton 1), Ser. 1, 5 3/4s, 12/1/42	A–	1,500,000	1,846,860

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments, Inc.), Ser. A, U.S. Govt.
Coll., 9s, 12/15/15 (Prerefunded 12/15/12)	AAA/P	1,485,000	1,523,224
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	1,500,000	1,527,660
(Quincy Med. Ctr.), Ser. A, 6 1/4s,
1/15/28 (In default) †	D/P	465,692	466
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	1,175,000	1,322,533
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,668,630
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	603,015
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A3	700,000	786,625
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,633,988

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. C,
5.35s, 12/1/42	Aa3	1,500,000	1,603,830

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Escrowed to maturity)	Aaa	600,000	649,944

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	2,855,000	3,133,876

Metro. Boston Trans. Pkg. Corp. Rev. Bonds,
5s, 7/1/41	A1	2,600,000	2,850,276
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,848,175

			36,719,670
Michigan (6.8%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	B	1,435,000	1,268,712
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	B	1,300,000	1,247,675

Detroit, Rev. Bonds, Ser. A, NATL, FGIC,
5s, 7/1/30	A+	4,505,000	4,510,811

Detroit, City School Dist. G.O. Bonds, Ser. A,
AGM, 6s, 5/1/29	Aa2	1,000,000	1,214,090

Detroit, Wtr. & Swr. Dept. Rev. Bonds, Ser. A,
5s, 7/1/32	A+	1,200,000	1,297,272

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,425,000	1,658,543

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 1/2s, 7/1/39	Ba1	500,000	584,895

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/45	AA+	4,000,000	4,482,400

MI Fin. Auth. Rev. Bonds
(Revolving Fund-Clean Water), 5s, 10/1/31	AAA	1,500,000	1,811,115
(Unemployment Oblig.), Ser. B, 5s, 7/1/22	Aaa	1,000,000	1,143,600

MI Higher Ed. Fac. Auth. Rev. Bonds
(Kalamazoo College), 5 1/2s, 12/1/18
(Prerefunded 12/1/12)	A1	500,000	501,925

MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 1/1/27	A2	1,900,000	2,112,078

Municipal Opportunities Trust	25

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	$2,500,000	$2,887,000
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	2,000,000	2,294,280
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	4,500,000	4,746,690
(Sparrow Hosp.), 5s, 11/15/31	A1	1,350,000	1,447,106

MI State Strategic Fund Ltd. Mandatory Put Bonds
(6/2/14) (Dow Chemical), Ser. A-1,
6 3/4s,12/1/28	BBB	100,000	109,161

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	2,096,309

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	B–	575,000	520,300

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	BBB	750,000	802,020

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,278,100

			39,014,082
Minnesota (1.0%)
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	995,000	1,061,804

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	3,500,000	3,683,820

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,150,000	1,202,279

			5,947,903
Mississippi (1.2%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,330,000	2,335,149

MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	2,250,000	2,447,123

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	2,308,880

			7,091,152
Montana (0.6%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.23s, 12/1/25	VMIG1	3,270,000	3,270,000

			3,270,000
Nebraska (0.9%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	B2	3,000,000	3,317,700

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 5/8s, 1/1/40	A–/F	925,000	1,028,008

NE Pub. Pwr. Dist. Rev. Bonds, Ser. C, 5s,
1/1/25 ∆	A1	500,000	576,300

			4,922,008
Nevada (8.3%)
Clark Cnty., Ltd. Tax Bond, 5s, 6/1/33 T	AA+	32,285,000	36,347,097

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, NATL,
FGIC, 5 1/8s, 7/1/26	A1	5,105,000	5,435,855

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	2,060,000	1,650,575

26	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Nevada cont.
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	Baa1	$3,000,000	$3,071,430

Henderson G.O. Bonds (Ltd. Tax -Swr.), NATL,
FGIC, 5s, 6/1/29	Aa2	1,000,000	1,059,120

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	595,000	596,333

			48,160,410
New Hampshire (0.9%)
NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.23s, 7/1/33	VMIG1	4,990,000	4,990,000

			4,990,000
New Jersey (6.9%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29
(Prerefunded 6/15/14)	Aaa	5,000,000	5,439,300
5s, 6/15/26	Baa1	500,000	568,180

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds (NJ
American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	3,900,000	4,289,025
Ser. B, 5.6s, 11/1/34	A2	500,000	573,255

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,750,000	3,191,925
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	BBB–	2,500,000	2,667,200
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	5,111,850

NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB/F	1,500,000	1,594,905
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/37	Baa2	1,000,000	1,063,480
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa2	500,000	540,390

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. 1A, 5s, 12/1/22	Aa2	2,500,000	2,806,925

NJ State Tpk. Auth. Rev. Bonds, Ser. B, 5s, 1/1/19	A+	750,000	908,693

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, zero %, 12/15/30	A1	13,000,000	5,952,310

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 4 3/4s, 6/1/34	B2	3,000,000	2,598,390

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	2,300,000	2,566,915

			39,872,743
New York (9.8%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	340,966

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	2,000,000	2,242,000
5s, 11/15/29	A2	3,000,000	3,510,600

NY City, G.O. Bonds, Ser. F, 5s, 8/1/30	Aa2	3,320,000	3,931,610

NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.), 7 5/8s,
8/1/25 (In default) †	D/P	2,000,000	2,120,080

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	700,000	700,861

Municipal Opportunities Trust	27

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5s, 6/15/31 T	AA+	$10,000,000	$11,781,423
Ser. GG, 5s, 6/15/43	AA+	2,000,000	2,272,240

NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	3,000,000	3,560,610

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	1,500,000	1,505,775

NY State Dorm. Auth.
Lease Rev. Bonds (State U. Dorm Fac.), Ser. A,
5s, 7/1/35	Aa2	1,000,000	1,150,610
Non-State Supported Debt Rev. Bonds (Orange
Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	2,300,000	2,546,422
Ser. C Rev bonds 5s, 3/15/31 T	AAA	5,000,000	5,864,268
Rev. Bonds (School Dists. Fin. Program), Ser. H,
5s, 10/1/21 ∆	Aa3	650,000	796,452

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	6,000,000	6,018,360

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	BBB	6,000,000	6,013,260

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	670,000	676,559

Troy, Cap. Res. Corp. Rev. Bonds
(Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	1,385,000	1,531,782

			56,563,878
North Carolina (1.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	1,000,000	1,257,940

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	874,810
(First Mtge. — Presbyterian Homes), 5 3/8s,
10/1/22	BB/P	1,000,000	1,054,400

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	800,000	899,336

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 1/2s, 10/1/34	A3	3,000,000	3,378,840

			7,465,326
North Dakota (0.3%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.),
Ser. B, 4.8s, 7/1/37	Aa1	1,620,000	1,644,057

			1,644,057
Ohio (7.2%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A,
5 1/4s, 2/15/43	A1	1,000,000	1,098,270
(Prairie Street Energy Campus), Ser. A,
5 1/4s, 2/15/33	Aa3	5,000,000	5,602,150

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	9,000,000	7,659,270
5 1/8s, 6/1/24	B3	2,050,000	1,776,346

28	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Cleveland, Arpt. Syst. Rev. Bonds, Ser. A,
5s, 1/1/29	A–	$500,000	$565,410

Cleveland, Wtr. Rev. Bonds (2nd Lien), Ser. A,
5s, 1/1/27	Aa2	1,000,000	1,194,390

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A–	2,500,000	2,573,924

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s,
12/1/38 (In default) †	D/P	644,000	380,604

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	A3	3,100,000	3,376,767

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	Baa1	2,000,000	2,291,320

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,395,100
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s,
1/15/39 (Prerefunded 1/15/15)	A2	3,000,000	3,412,920

OH State Higher Edl. Fac. Comm. VRDN (Cleveland
Clinic Foundation), Ser. B-4, 0.23s, 1/1/43	VMIG1	500,000	500,000

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	5,114,723

Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds,
5 3/4s, 12/1/32	BB/P	625,000	663,744

			41,604,938
Oklahoma (0.3%)
OK State Tpk. Auth. VRDN, Ser. E, 0.23s, 1/1/28	VMIG1	1,500,000	1,500,000

			1,500,000
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	2,200,000	2,400,596

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BBB/F	1,040,000	1,099,582

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	1,250,000	1,466,650

			4,966,828
Pennsylvania (5.0%)
Allegheny Cnty., G.O. Bonds, Ser. C-69,
5s, 12/1/25	A1	1,000,000	1,174,630

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	400,000	426,120
5s, 5/1/32	Baa2	1,350,000	1,460,147

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(US Steel Corp.), 6 3/4s, 6/1/26	BB	1,000,000	1,097,280

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	1,060,000	1,072,720
5.3s, 1/1/14	BB/P	710,000	718,570

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+	1,320,000	1,393,788

Delaware River Joint Toll Bridge Comm. Rev.
Bonds, Ser. A, 5s, 7/1/21	A2	600,000	733,848

Municipal Opportunities Trust	29

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Delaware River Port Auth. PA & NJ Rev. Bonds,
Ser. D, 5s, 1/1/40	A3	$1,200,000	$1,326,612

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	783,247

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,096,760

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,106,110

Northampton Cnty., Hosp. Auth. Rev. Bonds (St.
Luke’s Hosp. — Bethlehem), Ser. A, 5 1/2s, 8/15/40	A3	1,250,000	1,336,475

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Amtrak), Ser. A, 5s, 11/1/32	A1	1,000,000	1,106,850

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1, 5 3/8s, 5/1/42	BBB–	500,000	529,130
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	770,730
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	3,293,700
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,347,875
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	922,685
(Temple U.), Ser. 1, 5s, 4/1/26	Aa3	750,000	892,425

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	3,126,062

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A,
6 1/4s, 7/1/13 (In default) †	D/P	1,462,206	146

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	Aa3	1,225,000	1,350,305

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	550,000	584,733

			28,650,948
Puerto Rico (5.4%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40 (Puerto Rico)	Baa1	5,000,000	5,607,150
Ser. B, 6s, 7/1/39 (Puerto Rico)	Baa1	5,000,000	5,276,850
Ser. C, 6s, 7/1/39 (Puerto Rico)	Baa1	2,500,000	2,638,425

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa2	1,125,000	1,182,566

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40 (Puerto Rico)	Baa1	3,000,000	3,052,740

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. AA-2, 5.3s, 7/1/35	A3	875,000	913,518

Cmnwlth. of PR, Pub. Bldg. Auth. Mandatory Put
Bonds (7/1/17) (Govt. Fac.), Ser. M-2,
5 3/4s, 7/1/34	Baa1	1,750,000	1,888,828

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A+	27,000,000	10,565,100

			31,125,177
Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	Ba1	200,000	204,196

			204,196

30	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

South Carolina (0.5%)
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	$2,445,000	$2,546,272
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	305,000	317,633

			2,863,905
South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	A3	2,450,000	2,537,416

			2,537,416
Tennessee (0.7%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	3,450,000	4,047,437

			4,047,437
Texas (15.5%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac.
Rev. Bonds (Sears Methodist Retirement),
6s, 11/15/29	CCC/P	814,000	533,121

Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa1	3,250,000	3,504,410

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	400,000	458,956

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC), 5s, 3/1/41	Ca	500,000	46,445

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,850,000	3,236,061

Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	4,000,000	4,288,760

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien,
5s, 12/1/33 T	AA+	30,000,000	34,644,153

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.23s, 9/1/31	VMIG1	6,335,000	6,335,000

Houston, Util. Syst. Rev. Bonds, Ser. A,
5s, 11/15/33	AA	1,500,000	1,747,500

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	1,750,000	1,898,313

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,500,000	1,596,405

North TX, Tollway Auth. Rev. Bonds
Ser. D, AGO, zero %, 1/1/28	Aa3	7,800,000	4,229,160
Ser. B, zero %, 9/1/43	AA	2,000,000	327,940
Ser. A, 6s, 1/1/25	A2	1,300,000	1,522,196
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	2,207,520
(1st Tier), Ser. C, 1.95s, 1/1/38 ∆	A2	3,000,000	3,017,340
stepped-coupon Rev. Bonds, zero %,
(6.5s, 1/1/15) 2043 ††	A2	4,000,000	4,419,040

Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds, 5s,
10/1/21	BBB+	500,000	597,030

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.27s, 11/15/33	VMIG1	2,500,000	2,500,000

Municipal Opportunities Trust	31

MUNICIPAL BONDS AND NOTES (137.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	$1,100,000	$1,151,844

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5s, 12/15/15	A–	3,000,000	3,334,410

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	A–	8,000,000	8,027,200

			89,622,804
Utah (0.3%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Escrowed to maturity)	AAA/P	1,700,000	1,704,845

			1,704,845
Virginia (0.5%)
Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance),
Ser. C, 7 3/4s, 7/1/38	Baa1	2,100,000	2,629,893

			2,629,893
Washington (2.4%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,998,051

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	900,000	936,459
6 1/2s, 6/1/26	A3	4,695,000	4,899,279

WA State Hlth. Care Fac. Auth. Rev. Bonds (Kadlec
Med. Ctr.), 5 1/2s, 12/1/39	Baa3	2,000,000	2,169,260

			14,003,049
West Virginia (0.8%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev.
Bonds (Allegheny Energy), Ser. D, 5 1/2s,
10/15/37	BBB	3,450,000	3,645,132

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	935,000	980,768

			4,625,900
Wisconsin (0.9%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	350,000	374,315

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	3,142,075

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,777,815

			5,294,205
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,272,760

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,061,663
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,133,360

			4,467,783

TOTAL INVESTMENTS

Total investments (cost $715,173,220)			$790,807,233

32	Municipal Opportunities Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $576,860,056.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆ Forward commitment, in part or in entirety (Note 1).

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $53,238,252 to cover certain tender option bonds.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	24.4%
Utilities	24.0
Transportation	19.4
State government	13.1
Local government	12.3
Education	10.9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	—	790,807,233	—

Totals by level	$—	$790,807,233	$—

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	33

Statement of assets and liabilities 10/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $715,173,220)	$790,807,233

Cash	2,490,104

Interest and other receivables	10,649,394

Receivable for investments sold	1,000,000

Receivable for sales of delayed delivery securities (Notes 1)	394,631

Total assets	805,341,362

LIABILITIES

Preferred share remarketing agent fees	132,647

Distributions payable to preferred shareholders (Note 1)	6,399

Distributions payable to shareholders	2,397,483

Payable for purchases of delayed delivery securities (Note 1)	4,371,791

Payable for compensation of Manager (Note 2)	1,049,989

Payable for investor servicing fees (Note 2)	23,886

Payable for custodian fees (Note 2)	5,225

Payable for Trustee compensation and expenses (Note 2)	204,136

Payable for administrative services (Note 2)	1,123

Payable for floating rate notes issued (Note 1)	41,396,740

Other accrued expenses	41,887

Total liabilities	49,631,306

Series B remarketed preferred shares: (3,417 shares authorized and issued
at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued
at $25,000 per share) (Note 4)	93,425,000

Net assets	$576,860,056

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$527,111,495

Distributions in excess of net investment income (Note 1)	(655,178)

Accumulated net realized loss on investments (Note 1)	(25,230,274)

Net unrealized appreciation of investments	75,634,013

Total — Representing net assets applicable to common shares outstanding	$576,860,056

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($576,860,056 divided by 42,871,374 shares)	$13.46

The accompanying notes are an integral part of these financial statements.

34	Municipal Opportunities Trust

Statement of operations Six months ended 10/31/12 (Unaudited)

INTEREST INCOME	$18,460,518

EXPENSES

Compensation of Manager (Note 2)	$2,087,007

Investor servicing fees (Note 2)	141,901

Custodian fees (Note 2)	6,107

Trustee compensation and expenses (Note 2)	24,015

Administrative services (Note 2)	6,520

Interest and fee expense (Note 2)	145,359

Preferred share remarketing agent fees	137,118

Other	128,685

Total expenses	2,676,712

Expense reduction (Note 2)	(623)

Net expenses	2,676,089

Net investment income	15,784,429

Net realized gain on investments (Notes 1 and 3)	2,560,508

Net unrealized appreciation of investments during the period	18,806,876

Net gain on investments	21,367,384

Net increase in net assets resulting from operations	$37,151,813

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

From tax exempt net investment income	(249,675)

Net increase in net assets resulting from operations (applicable to common shareholders)	$36,902,138

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	35

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/12*	Year ended 4/30/12

Operations:
Net investment income	$15,784,429	$34,373,257

Net realized gain on investments	2,560,508	999,775

Net unrealized appreciation of investments	18,806,876	72,549,359

Net increase in net assets resulting from operations	37,151,813	107,922,391

DISTRIBUTIONS TO SERIES B AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(858)

From tax exempt net investment income	(249,675)	(406,521)

Net increase in net assets resulting from operations
(applicable to common shareholders)	36,902,138	107,515,012

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income
Taxable net investment income	—	(36,027)

From tax exempt net investment income	(16,162,508)	(34,072,438)

Increase in capital for common shares	—	179,688

Total increase in net assets	20,739,630	73,586,235

NET ASSETS

Beginning of period	556,120,426	482,534,191

End of period (including distributions in excess of net
investment income of $655,178 and $27,424, respectively)	$576,860,056	$556,120,426

NUMBER OF FUND SHARES

Common shares outstanding at beginning and end of period	42,871,374	42,871,374

Remarketed preferred shares outstanding at beginning
and end of period	7,154	7,154

* Unaudited

The accompanying notes are an integral part of these financial statements.

36	Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	10/31/12	4/30/12	4/30/11	4/30/10	4/30/09	4/30/08

Net asset value, beginning of period
(common shares)	$12.97	$11.26	$11.99	$10.47	$12.41	$13.19
Investment operations:

Net investment income[a]	.37	.80	.79	.81	.88[f]	.93[f]

Net realized and unrealized
gain (loss) on investments	.51	1.72	(.70)	1.51	(1.96)	(.88)

Total from investment operations	.88	2.52	.09	2.32	(1.08)	.05
Distributions to preferred shareholders:

From net investment income	(.01)	(.01)	(.02)	(.02)	(.19)	(.33)

Total from investment operations
(applicable to common shareholders)	.87	2.51	.07	2.30	(1.27)	(.28)
Distributions to common shareholders:

From net investment income	(.38)	(.80)	(.80)	(.78)	(.68)	(.57)

Total distributions	(.38)	(.80)	(.80)	(.78)	(.68)	(.57)

Increase from shares repurchased	—	—	—	—	.01	.07

Net asset value, end of period
(common shares)	$13.46	$12.97	$11.26	$11.99	$10.47	$12.41

Market price, end of period
(common shares)	$13.43	$12.70	$10.77	$11.43	$9.73	$11.13

Total return at market price (%)
(common shares)[b]	8.81*	26.00	1.02	26.10	(6.32)	(4.09)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$576,860	$556,120	$482,534	$514,093	$448,681	$537,428

Ratio of expenses to average
net assets (excluding interest
expense) (%) [c,d]	0.45*	0.94	1.25	1.02	1.25[e]	1.44[e]

Ratio of expenses to average
net assets (including interest
expense) (%) [c,d]	0.47* [f]	0.99[f]	1.31[f]	1.08[f]	1.38[e,f]	1.44[e]

Ratio of net investment income
to average net assets (%) [d]	2.73*	6.46	6.57	6.91	6.31[e]	4.86[e]

Portfolio turnover (%)	7*	21	16	23	31	45

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2009 and April 30, 2008 reflect a reduction of 0.03% and less than 0.01% of average net assets, respectively (Note 2).

f Includes interest and fee expense associated with borrowings which amounted to 0.03%, 0.05%, 0.06%, 0.06% and 0.13% of average net assets for the reporting periods ended October 31, 2012, April 30, 2012, April 30, 2011, April 30, 2010 and April 30, 2009, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	37

Notes to financial statements 10/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through October 31, 2012.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing

38	Municipal Opportunities Trust

by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $94,634,992 were held by the TOB trust and served as collateral for $41,396,740 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $37,561 for these investments based on an average interest rate of 0.18%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2012, the fund had a capital loss carryover of $27,886,223 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$2,388,286	$—	$2,388,286	April 30, 2013

897,370	—	897,370	April 30, 2014

1,545,945	—	1,545,945	April 30, 2015

884,324	—	884,324	April 30, 2016

16,106,777	—	16,106,777	April 30, 2017

4,848,013	—	4,848,013	April 30, 2018

1,215,508	—	1,215,508	April 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $116,057 recognized during the period between November 1, 2011 and April 30, 2012 to its fiscal year ending April 30, 2013. a portion of which could be subject to limitations imposed by the Code.

The aggregate identified cost on a tax basis is $715,232,377, resulting in gross unrealized appreciation and depreciation of $81,945,308 and $6,370,452, respectively, or net unrealized appreciation of $75,574,856.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2012 was 0.32% for both Series B and Series C.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the“maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the

Municipal Opportunities Trust	39

time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.55% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.65%	of the first $500 million of average weekly	0.425%	of the next $5 billion of average weekly
	net assets,		net assets,

0.55%	of the next $500 million of average weekly	0.405%	of the next $5 billion of average weekly
	net assets,		net assets,

0.50%	of the next $500 million of average weekly	0.39%	of the next $5 billion of average weekly net
	net assets,		assets, and

0.45%	of the next $5 billion of average weekly	0.38%	of any excess thereafter.
	net assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $623 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

40	Municipal Opportunities Trust

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,552,561 and $68,328,691, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series B (3,417) and Series C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2012, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2012, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 553 shares of the fund (0.001% of the fund’s shares outstanding), valued at $7,443 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: New accounting pronouncements

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Municipal Opportunities Trust	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42	Municipal Opportunities Trust

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Municipal Opportunities Trust	43

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

44	Municipal Opportunities Trust

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA701
278017 12/12

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 - May 31, 2012	-	-	-	4,287,137

June 1 - June 30,
2012	-	-	-	4,287,137

July 1 - July 31, 2012	-	-	-	4,287,137

August 1 - August 31,
2012	-	-	-	4,287,137

September 1 -
September 30, 2012	-	-	-	4,287,137

October 1 - October
7, 2012	-	-	-	4,287,137

October 8 - October
31, 2012	-	-	-	4,287,137

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchases up to a total of 4,287,137 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchases up to a total of 4,287,137 of its shares.

** Information prior to October 7, 2012 is based on the total number of shares eligible for repurchase under the program, as amended through September 2011. Information from October 8, 2012 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2012.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2012